PharmAthene Announces Proposed Common Stock Public Offering

ANNAPOLIS, Md., October 28, 2010 /PRNewswire via COMTEX/ —

PharmAthene, Inc. (NYSE Amex: PIP), a biodefense company developing medical countermeasures against biological and chemical threats, today announced that it intends to offer and sell shares of its common stock in an underwritten public offering. The offering is subject to market conditions and there can be no assurance as to whether or when the offering may be completed, or as to the actual size or terms of the offering. Roth Capital Partners, LLC. is acting as sole underwriter for the offering.

The shares are being offered by PharmAthene pursuant to a shelf registration statement previously filed with and declared effective by the Securities and Exchange Commission (“SEC”) on February 13, 2009. A preliminary prospectus supplement relating to the offering will be filed with the SEC and will be available on the SEC’s website located at www.sec.gov. Copies of the preliminary prospectus supplement and the accompanying prospectus relating to this offering may be obtained from Roth Capital Partners, LLC Syndicate Department,  24 Corporate Plaza, Newport Beach, CA 92660, at 800-678-9147 and Rothecm@roth.com. Before you invest, you should read the prospectus and prospectus supplement in that registration statement and other documents PharmAthene has filed or will file with the SEC for more complete information about PharmAthene and the offering.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Statement on Cautionary Factors

Except for the historical information presented herein, matters discussed may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to certain risks and uncertainties that could cause actual results to differ materially from any future results, performance or achievements expressed or implied by such statements. Statements that are not historical facts, including statements preceded by, followed by, or that include the words "potential"; "believe"; "anticipate"; "intend"; "plan"; "expect"; "estimate"; "could"; "may"; "should"; "will"; "project"; "potential"; or similar statements are forward-looking statements. PharmAthene disclaims any intent or obligation to update these forward-looking statements other than as required by law. Risks and uncertainties include risk associated with the reliability of the results of the studies relating to human safety and possible adverse effects resulting from the administration of the Company's product candidates, unexpected funding delays and/or reductions or elimination of U.S. government funding for one or more of the Company's development programs, the award of government contracts to our competitors, unforeseen safety issues, challenges related to the development, scale-up, technology transfer, and/or process validation of manufacturing processes for our product candidates, unexpected determinations that these product candidates prove not to be effective and/or capable of being marketed as products, challenges related to the implementation of our NYSE Amex compliance plan, as well as risks detailed from time to time in PharmAthene's Forms 10-K and 10-Q under the caption "Risk Factors" and in its other reports filed with the U.S. Securities and Exchange Commission (the "SEC"). In particular, there can be no assurance that PharmAthene will satisfy the NYSE Amex continuing listing standards by January 26, 2012, or that during the compliance period the Exchange will not deem PharmAthene's progress toward compliance inadequate. In either case, the NYSE Amex may immediately initiate delisting proceedings.

Copies of PharmAthene's public disclosure filings are available from its investor relations department and our website under the investor relations tab at www.PharmAthene.com.